Annual Meeting of Shareholders May 19, 2014

PROPOSALS

Election of Directors Proposal 1

Advisory Vote to Approve Executive Compensation Proposal 2

Ratification of Appointment of Independent Registered Public Accounting Firm Proposal 3

VOTING

Safe Harbor This presentation may contain forward - looking statements with respect to the financial condition, results of operations, plans, objectives, future performance or business of the Company. Forward - looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Forward - looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward - looking statements. Factors that may cause such differences include: failures of or interruptions in the communications and information systems on which we rely to conduct our business; our plans to grow our commercial real estate and commercial and industrial loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the SEC. All statements in this presentation, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

First Internet Bank = Better Banking • Single - bank holding company – First Internet Bank launched 1999 – The first state - chartered, FDIC - insured Internet bank • National consumer market – Proven online retail banking and lending platform using best - of - breed technology backed by exceptional service – Powerful financial management tools and customer convenience – No dependence on a branch network • Local, regional, and select national commercial lending markets • Low cost delivery channel translates to customer value in the form of competitive rates and fees

Expanding our Presence • Opened commercial loan production offices in Tempe, AZ and Portland, OR • Continued to build nationwide credit - tenant leasing portfolio • Transitioned mortgage origination to focus on home purchase, awarded Top Online Originator • Featured speakers at BAI Retail Delivery and Mortgage Technology conferences

October 2013: Awarded top honors in the Online Mortgage Originator category, which recognizes lenders that use Web - based technologies to generate borrower leads and close loans August 2013: SNL highlights INBK as one of the Top 10 performing U.S. Bank stocks in 2013 Recent Company Recognition June 2013: INBK added to the Russell Microcap Index, MCSI Micro Cap Index, and ABA NASDAQ Community Bank Index November 2013: Ranked as one of the Best Banks to Work For in 2013 April 2014: Named a Top Workplace by The Indianapolis Star

Income Statement Highlights 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2010 2011 2012 2013 Net Interest Income Non Interest Income Net Income 0 1,000 2,000 3,000 4,000 5,000 6,000 Q1 2013 Q1 2014 Dollar values in thousands

Enhanced Company Value 2,807,385 2,807,385 2,815,094 4,448,326 4,449,619 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2010 2011 2012 2013 Q1 2014 Shareholders' Equity CAGR 23.0% Common Shares Outstanding • Paid first quarterly dividend in 2013, continued in subsequent quarters • INBK added to the Russell Microcap Index, MCSI Micro Cap Index, and ABA NASDAQ Community Bank Index in June 2013 • 3:2 stock split June 21, 2013 • Oversubscribed public offering closed November 27, 2013 raised $29.1 million Dollar value in thousands Share information reflects the 3 - for - 2 stock split effected on June 21, 2013

Share Price and Trading Volume 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 FIBP Adjusted Close INBK Adjusted Close Volume (OTC) Volume (NASDAQ) Source: Yahoo! Finance

Share Price Appreciation Compared to Market First Inter net Bancorp NASDAQ iShares Russell Microcap ETF KBW Bank Index Source: Yahoo! Finance

$503,915 $585,440 $636,367 $802,342 2010 2011 2012 2013 Assets CAGR 16.8% $422,703 $486,665 $530,691 $673,095 2010 2011 2012 2013 Deposits CAGR 16.8% $302,333 $331,805 $354,490 $496,166 2010 2011 2012 2013 Loans CAGR 18.0% Loans exclude Held For Sale, all dollar values in thousands The Growing Balance Sheet

Growth Continues Q1 2014 Q1 2014 vs. Q1 2013 Improvement ( $ MM) Increase (%) Assets $197.28 30% Net Loans Receivable $174.25 49% Commercial Loans $121.08 111% Deposits $180.99 33% Shareholders’ Equity $29.00 46% Net Interest Income $0.97 25% Nonperforming Loans to Total Loans - 80 bps

Dollar values in thousands 1.01% 0.59% 0.91% 0.67% 0.30% 2010 2011 2012 2013 Q1 2014 ROAA 10.10% 6.09% 9.51% 7.10% 2.64% 2010 2011 2012 2013 Q1 2014 ROAE 57.8% 64.2% 61.0% 76.0% 85.3% 2010 2011 2012 2013 Q1 2014 Efficiency Ratio Growth Impacts Dynamics

Growth Rate Exceeds Peers’ while Overhead Remains Lower 16.2% 8.7% 26.1% 30.6% -4% 0% 4% 8% 12% 16% 20% 24% 28% 32% 36% 2010 2011 2012 2013 Q1 2014 Asset Growth 2.1% 2.1% 2.7% 3.1% 2.7% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 2010 2011 2012 2013 Q1 2014 Overhead Expense as a % of Avg. Assets Data from National Information Center, using tax equivalent and quarterly averages Peers include bank holding companies with consolidated assets between $500 million and $1 billion Peer data for Q1 2014 not available as of 5/16/2014 First Internet Bancorp Peer Group

INBK lending efforts are led by a team of highly experienced bankers with roots at some of the largest regional and super - regional institutions in the country Each division manager has 20+ years of experience in banking Connie Shepherd, SVP (26 years of experience) M&I Bank National City Mellon Bank Michael Lewis, SVP (30 years of experience) Huntington / Sky Bank Chase / Bank One La Salle National Kevin Quinn, SVP (21 years of experience) First Indiana Bank First Nationwide Mortgage Commercial & Industrial Commercial Real Estate Consumer & Mortgage 53 Team Members • Core Landmark Financial team retained • Tempe, AZ talent pool • Lending Tree loan officers • Construction lending launched May 2014 13 Team Members • Each member has over 15 years of experience • Indianapolis based team of 8 • Tempe - based team launched 2014 • ABL team operates from Portland, OR 8 Team Members • 19 years of experience on average • Regional bank group leaders and/or real estate developer expertise • Paralegal Experienced Lending Team Leading the Growth Employee Count as of 4/30/2014

Expanding Loan Product Offerings Avg. Loan Balance 3/31/2014 Business Line Overview Commercial Real Estate (CRE) Niche Consumer Lending Residential Mortgage/ HELOCs • Specialized lending niche in RV & horse - trailers • Direct and Indirect • 2014 net charge offs of 0.29% as a percentage of total consumer loans • Focused on high quality customers : Average FICO score of 760 at time of origination (YTD 3/31/2014) • Award winning national online platform for origination • Traditional 1 - 4 family mortgages — Fixed rate loans are generally sold into secondary market — Majority of portfolio is adjustable rate • Variable rate home equity lines of credit • Construction loans offered in Central Indiana $871 $11 $179 • Local decision making • Midwest collateral • Financial r ecourse to individual sponsors • Interim real estate financing for construction and development (“C&D”), acquisition, renovating, refinancing, and repositioning — Offices , Retail, Industrial and Multi - Family • Residential C&D with low LTVs (50% - 60%) — Restricted to well known, reputable developers Dollar values in thousands Credit Tenant Leasing (CTL) • Nationally focused CTL financing • Strong national broker and mortgage banking network • Lessors include Walgreens , Staples, CVS, McDonalds, Hardees, Dollar General, Wawa, Taco Bell, Kentucky Fried Chicken $1,307 • Local decision making • Business lines of credit, term loans, and owner occupied real estate to middle market companies • Asset - Based Lending • Treasury management services (business online banking & remote deposit capture) Commercial & Industrial (C&I) $239

Loan Portfolio Composition Loan Type (As of 3/31/2014) Commercial Real Estate 60,953 11.55% Commercial & Industrial 63,373 12.01% Credit Tenant Leasing 105,847 20.06% Residential Mortgage (1 - 4 Family) 156,057 29.58% Home Equity Loans 36,676 6.95% Consumer RV 33,892 6.42% Horse Trailer 67,340 12.76% Other 3,462 0.67% Total Gross Loans Receivable $527,600 100.00%

Loan Portfolio Evolution Residential Mortgage 30% HELOC 7% CRE - CTL 20% CRE - Other 12% C&I 12% Horse Trailers 13% RV 6% Other Consumer <1% 12/31/2010 $302.3M Gross Loans 3/31/2014 $527.6M Gross Loans Excludes loans Held For Sale CRE - Other 6% C&I 2% Horse Trailers 33% Residential Mortgage 34% HELOC 1% RV 21% Other Consumer 3%

Loan Portfolio by State IN, $127.59 CA, $127.00 TX, $32.71 FL, $25.49 NY, $22.55 IL, $19.84 VA, $17.61 CO, $13.17 WA, $11.39 OH, $10.07 TN, $9.72 PA, $8.28 AZ, $6.58 WI, $6.10 NC, $5.56 MN, $5.40 NJ, $5.38 GA, $5.30 Other, $67.90 National Footprint: Loans by State IN, $85.91 TX, $10.16 TN, $4.34 WI, $3.53 PA, $2.81 MA, $2.16 NY, $2.10 OH, $2.03 SC, $1.85 FL, $1.40 CA, $1.15 Other, $6.89 CRE and C&I Loans by State CA, $39.01 FL, $15.63 NY, $14.55 IN, $12.00 IL, $7.64 Other, $17.02 CTL Loans by State 3/31/2014 $105.8M CTL Loans 3/31/2014 $527.6M Gross Loans 3/31/2014 $124.3M Commercial Loans Excludes Loans Held for Sale, dollar values in millions unless otherwise noted

Commercial Loan Growth $19.56 $43.51 $84.92 $142.43 $166.80 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2010 2011 2012 2013 Q1 2014 Millions Commercial Real Estate $4.92 $2.06 $14.27 $55.17 $63.37 $0 $10 $20 $30 $40 $50 $60 $70 2010 2011 2012 2013 Q1 2014 Commercial & Industrial Dollar values in millions

NPAs and NPLs exclude performing troubled debt restructurings Conservative underwriting culture and strong attention to risk management has produced solid asset quality 3.36% 2.29% 1.62% 0.90% 0.81% 2010 2011 2012 2013 Q1 2014 NPAs/Assets 71.4% 64.6% 133.3% 293.0% 398.5% 2010 2011 2012 2013 Q1 2014 Reserves/NPLs 2.26% 1.70% 1.65% 1.09% 1.02% 2010 2011 2012 2013 Q1 2014 Reserves/Gross Loans Receivable 1.35% 1.05% 0.69% 0.17% 0.14% 2010 2011 2012 2013 Q1 2014 NCOs/Average Loans Exceptional Asset Quality

Declining Credit Costs $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2010 2011 2012 2013 Q1 2014 (thousands) Other Real Estate Owned Nonperforming Loans 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2010 2011 2012 2013 Q1 2014 NCO/Average Loans Loan Loss Reserve/Loans Receivable Asset quality results in a reduction in charge - offs and loan loss reserves

Declining Cost of Funds • Reduction in cost of funds even as deposits climbed • Lower cost structure means First Internet Bank can offer competitive deposit rates, which builds customer loyalty $0 $100 $200 $300 $400 $500 $600 $700 $800 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2010 2011 2012 2013 Q1 2014 Deposits Cost of Funds Deposits Dollar values in millions

¹ Pew Research Center ² American Bankers Association • The popularity of internet and mobile banking continues to accelerate • Internet banking now represents customers’ preferred banking method • Mobile services outranked telephone and traditional mail as a preferred method of banking, representing a 30% increase since 2012 Online & Mobile Banking Usage¹ Capitalizing on Industry Trends Internet, 39% Branch, 18% ATM, 11% Unknown, 10% Mobile, 8% Telephone, 7% Mail, 7% Consumer Banking Preferences 2

Deposit Composition Money Market 37% Certificate of Deposits 44% Brokered 3% Non - Interest Bearing 2% Savings 3% Demand 11% 3/31/2014 $727.7M Deposits

Diversified National Deposit Base • Unlike most community banks, INBK is not limited by a particular geographic or customer focus, and therefore is less susceptible to concentration risks • INBK has deposit relationships in every state, including some of the most desirable metro areas in the US > $50M $10 – 49 M $5 – 9 M < $5M Deposits as of 3/31/2014

Looking Forward Focus: Organic growth Additional asset - generating channels Remain opportunistic on acquisitions Leverage: Existing infrastructure Technology Management depth

Investor Relations www.firstinternetbancorp.com investors@firstib.com NASDAQ: INBK